Financial instruments	12 Months Ended
Dec. 31, 2011
Financial instruments
22.	Financial instruments

a)	Fair Value of financial instruments

	Carrying amount	2011 Fair Value	Carrying amount	2010 Fair value
Cash and cash equivalents	$72,887	$72,887	$4,749	$4,749
Short-term investments	833	833	3,674	3,674
Accounts receivable and due from related parties	46,669	46,669	26,593	26,593
Restricted cash	4,693	4,693	3,564	3,564
Notes receivable	24,534	24,534	18,744	18,744

Total financial assets	$149,616	$149,616	$57,324	$57,324

Accounts payable and due to related parties	10,177	10,177	3,716	3,716
Accrued liabilities	47,102	47,102	29,534	29,534
Dividends payable	9,566	9,566	5,719	5,719
Long-term liabilities	332,716	338,264	259,958	262,117
Convertible debentures	122,297	162,195	181,760	216,769
Interest rate swaps	6,975	6,975	5,440	5,440
Energy forward purchase contracts	1,169	1,169	378	378
Foreign exchange contracts	—	—	45	45

Total financial liabilities	$530,002	$575,448	$486,550	$523,718

The Company has determined that the carrying value of its short-term financial assets and liabilities approximates fair value at December 31, 2011 and 2010 due to the short-term maturity of these instruments.

Long term investments and notes receivable include equity instruments and notes receivable. The equity instruments do not have a quoted market price in an active market, and fair value cannot be reliably measured. Notes receivable fair values have been determined using a discounted cash flow method, using estimated current market rates for similar instruments adjusted for estimated credit risk as determined by management. Such estimate is significantly influenced by unobservable data and therefore this fair value is subject to estimation risk.

APUC has long-term liabilities and convertible debentures at fixed interest rates and variable rates. The estimated fair value is calculated using the current interest rates.

Advances in aid of construction have a carrying value of $75,151 (2010 - $55,115) at December 31, 2011. Portions of these non-interest bearing instruments are payable annually through 2026 and amounts not paid by the contract expiration dates become nonrefundable. Their relative fair values cannot be accurately estimated because future refund payments depend on several variables, including new customer connections, customer consumption levels, and future rate increases. However, the fair value of these amounts would be less than their carrying value due to the non-interest bearing feature.

Fair value estimates are made at a specific point in time, using available information about the financial instrument. These estimates are subjective in nature and often cannot be determined with precision.

b)	Fair Value Hierarchy

The fair value hierarchy of financial assets and liabilities accounted for at fair value at December 31, 2011 are as follows:

	Level 1	Level 2	Level 3	Total
Derivative liabilities:
Energy forward purchase contracts	$—	$(1,169)	$—	$(1,169)
Interest rate swap	—	(6,975)	—	(6,975)

	$—	$(8,144)	$—	$(8,144)

The Company’s accounting policy is to recognize transfers between levels of the fair value hierarchy on the date of the event or change in circumstances that caused the transfer. There was no transfer into or out of level 1, level 2 or level 3 during the years ended December 31, 2011 or 2010.

The fair value of derivative instruments is estimated using forward curves obtained from brokers and market participants, net of estimated credit risk.

The Red Lily conversion option (note 5 (a)) is measured at fair value on a recurring basis using unobservable inputs (Level 3).The fair value is based on an income approach using an option pricing model that includes various inputs such as energy yield function from wind, discount rate and estimated cash flows. There was no change in fair value of $0 during the years ended December 31, 2011 or 2010.

c)	Effect of derivative instruments on the Consolidated Statement of Operations

Loss/(gain) on derivative financial instruments consist of the following:

	2011	2010
Change in unrealized loss/(gain) on derivative financial instruments:
Foreign exchange contracts	$(45)	$(1,424)
Interest rate swaps	1,536	(2,787)
Energy forward purchase contracts	833	(2,931)

Total change in unrealized loss/(gain) on derivative financial instruments	$2,324	$(7,142)

Realized loss/(gain) on derivative financial instruments:
Foreign exchange contracts	$691	$(620)
Interest rate swaps	2,138	5,929
Energy forward purchase contracts	691	2,936

Total realized loss on derivative financial instruments	$3,520	$8,245

Loss on derivative financial instruments	$5,844	$1,103

(d)	Risk Management

In the normal course of business, the Company is exposed to financial risks that potentially impact its operating results. The Company employs risk management strategies with a view to mitigating these risks to the extent possible on a cost effective basis. Derivative financial instruments are used to manage certain exposures to fluctuations in exchange rates, interest rates and commodity prices. The Company does not enter into derivative financial agreements for speculative purposes.

This note provides disclosures relating to the nature and extent of the Company’s exposure to risks arising from financial instruments, including credit risk, liquidity risk, foreign currency risk and interest rate risk, and how the Company manages those risks.

Credit Risk

Credit risk is the risk of an unexpected loss if a customer or counterparty to a financial instrument fails to meet its contractual obligations. The Company’s financial instruments that are exposed to concentrations of credit risk are primarily cash and cash equivalents, short term investments, accounts receivable and notes receivable. The Company limits its exposure to credit risk with respect to cash equivalents by ensuring available cash is deposited with its senior lenders in Canada all of which have a credit rating of A or better. The Company does not consider the risk associated with accounts receivable to be significant as over 80% of revenue from Power Generation is earned from large utility customers having a credit rating of BBB or better, and revenue is generally invoiced and collected within 45 days.

The remaining revenue is primarily earned by the Utility Services business unit which consists of water and wastewater utilities in the United States. In this regard, the credit risk related to Utility Services accounts receivable balances of U.S. $4,996 is spread over thousands of customers. The Company has processes in place to monitor and evaluate this risk on an ongoing basis including background credit checks and security deposits from new customers. In addition the state regulators of the Company’s utilities allow for a reasonable bad debt expense to be incorporated in the rates and therefore ultimately recoverable from rate payers.

As at December 31, 2011 the Company’s exposure to credit risk for these financial instruments was as follows:

	December 31, 2011
	Canadian $	US $
Cash and cash equivalents and restricted cash	$69,108	$9,149
Short term investments	833	—
Accounts receivable	14,229	29,912
Allowance for Doubtful Accounts	—	(251)
Note Receivable	22,478	2,021

	$106,648	$40,831

There are no material past due amounts in accounts receivable.

Liquidity Risk

Liquidity risk is the risk that the Company will not be able to meet its financial obligations as they fall due. The Company’s approach to managing liquidity risk is to ensure, to the extent possible, that it will always have sufficient liquidity to meet liabilities when due. As at December 31, 2011, in addition to cash on hand of $72,887 the Company had $80,400 available to be drawn on its senior debt facility. The senior credit facility contains covenants which may limit amounts available to be drawn. The Company’s liabilities mature as follows:

	Due less than 1 year	Due 2 to 3 years	Due 4 to 5 years	Due after 5 years	Total
Long term debt obligations	$1,624	$3,725	$9,556	$317,811	$332,716
Convertible Debentures	59,726	—	—	62,571	122,297
Interest on long term debt	25,571	40,241	37,250	124,807	227,869
Accounts Payable and due to related parties	10,177	—	—	—	10,177
Accrued liabilities	47,102	—	—	—	47,102
Derivative financial instruments:
Interest Rate Swaps	2,935	4,113	1,096	—	8,144
Capital Lease Payments	231	260	10	—	501
Other obligations	1,063	516	516	7,681	9,776

Total obligations	$148,429	$48,855	$48,428	$512,870	$758,582

Foreign Currency Risk

The Company periodically uses a combination of foreign exchange forward contracts and spot purchases to manage its foreign exchange exposure on cash flows generated from the U.S. operations. APUC only enters into foreign exchange forward contracts with major Canadian financial institutions having a credit rating of A or better, thus reducing credit risk on these forward contracts.

At December 31, 2011, the Company had no outstanding forward foreign exchange contracts. As at December 31, 2010, APUC had outstanding foreign exchange forward contracts to sell US$3,000 at an average rate of $1.00 and having a fair value liability of $45.

Interest Rate Risk

The Company is exposed to interest rate fluctuations related to certain of its floating rate debt obligations, including certain project specific debt and its revolving credit facility, its interest rate swaps as well as interest earned on its cash on hand. The Company does not currently hedge that risk.

In connection with the project debt at the St. Leon facility which was repaid during 2011, APCo previously entered into an interest rate swap to hedge the floating interest rate on the project debt. Under the terms of the swap, the Company pays a fixed interest rate of 4.47% on a notional amount of $67.8 million and receives floating interest at 90 day CDOR, up to the expiry of the swap in September 2015. At December 31, 2011, the estimated fair value of the interest rate swap was a liability of $6,975 (2010 –liability of $5,440). This interest rate swap is not being accounted for as a hedge and consequently, changes in fair value are recorded in earnings as they occur.

Market Risk

APUC provides energy requirements to various customers under contract at fixed rates. While the Tinker Assets are expected to provide a portion of the energy required to service these customers, APUC anticipates having to purchase a portion of its energy requirements at the ISO NE spot rates to supplement self-generated energy.

This risk is mitigated though the use of short term financial forward energy purchase contracts which are derivative instruments. In January 2011, APUC entered into electricity derivative contracts with Nextera (“counterparty”) for a term ending February 2014, which are net settled fixed-for-floating swaps whereby APUC will pay a fixed price and receive the floating or indexed price on a notional quantity of 162,128 MW-hrs of energy over the remainder of the contact term at an average rate of approximately $51.40 per MW-hr. The estimated fair value of these forward energy hedge contracts at December 31, 2011 was a net liability of $1,169 (December 31, 2010 - $nil).